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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event report):
                                 April 16, 2003


                            BOK FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


Oklahoma                       000-19341                           73-1373454
--------                       ---------                           ----------
(State or other jurisdiction   (Commission                       (IRS Employer
of incorporation)               File Number)                 Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
  -----------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)


                         Registrant's telephone number,
                                 including area
                               code: 918-588-6000



               _____________________N/A___________________________
                   (Former name or former address, if changes
                               since last report)

 -------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On April 16, 2003, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the first quarter ended March 31, 2003 ("Press Release"). The Press Release is attached as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference. On April 16, 2003, in connection with BOK Financial's issuance of the Press Release, BOK Financial released its first quarter 2003 Financial Information ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial information is attached as Exhibit 99(b) to this report and is incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits
              99(a)   The Press Release
              99(b)   Financial Information for the quarter ended March 31, 2003



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BOK FINANCIAL CORPORATION

                                                     By:  /s/  Steven E. Nell
                                                     Steven E. Nell
                                                     Executive Vice President
                                                     Chief Financial Officer
Date:  April 16, 2003

                                  Exhibit Index

Exhibit No.         Description

99(a)               The Press Release
99(b)               Financial Information for the quarter ended March 31, 2003